Filed pursuant to Rule 497(a)

Registration No. 333-223482

Rule 482ad

ARES CAPITAL CORPORATION PRICES PUBLIC OFFERING OF

$350 MILLION OF ITS 4.625% UNSECURED CONVERTIBLE NOTES DUE 2024

New York, NY—March 6, 2019—Ares Capital Corporation (“Ares Capital”) (Nasdaq: ARCC) announced that it has priced an underwritten public offering of $350 million aggregate principal amount of its 4.625% Convertible Notes due 2024 (the “Convertible Notes”). Ares Capital has also granted the underwriters an option to purchase up to an additional $52.5 million aggregate principal amount of the Convertible Notes.

J.P. Morgan, BofA Merrill Lynch and RBC Capital Markets are acting as joint book-running managers for this offering. BMO Capital Markets, MUFG, Mizuho Securities, SMBC Nikko, SunTrust Robinson Humphrey and Wells Fargo Securities are acting as joint lead managers for this offering. The offering is expected to close on March 8, 2019, subject to customary closing conditions.

The Convertible Notes are unsecured and bear interest at a rate of 4.625% per year, payable semiannually. In certain circumstances, the Convertible Notes will be convertible into cash, shares of Ares Capital’s common stock or a combination of cash and shares of Ares Capital’s common stock, at Ares Capital’s election, based on an initial conversion rate of 50.2930 shares of common stock per $1,000 principal amount of Convertible Notes, which is equivalent to an initial conversion price of approximately $19.88 per share of Ares Capital’s common stock, subject to customary anti-dilution adjustments. The conversion price is approximately 15% above the $17.29 per share closing price of Ares Capital’s common stock on March 5, 2019.  Ares Capital will not have the right to redeem the Convertible Notes prior to maturity. The Convertible Notes will mature on March 1, 2024, unless repurchased or converted in accordance with their terms prior to such date.

Ares Capital expects to use the net proceeds of this offering to repay or repurchase certain outstanding indebtedness under its debt facilities. Ares Capital may reborrow under its debt facilities for general corporate purposes, which include investing in portfolio companies in accordance with its investment objective.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Ares Capital before investing. The pricing term sheet dated March 5, 2019, the preliminary prospectus supplement dated March 5, 2019 and the accompanying prospectus dated September 4, 2018, each of which have been filed with the Securities and Exchange Commission, contain this and other information about Ares Capital and should be read carefully before investing.

The information in the pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of Ares Capital and are not soliciting an offer to buy such securities in any jurisdiction where such offer and sale is not permitted.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, by calling 1-866-803-9204 or by email at prospectus-eq_fi@jpmchase.com, BofA Merrill Lynch, NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte NC  28255-0001, Attn: Prospectus Department, email: dg.prospectus_requests@baml.com, or RBC

Capital Markets, LLC, 200 Vesey Street, 8th Floor, New York, NY 10281-8098, Attention: Equity Syndicate, phone: 877-822-4089, email: equityprospectus@rbccm.com.

ABOUT ARES CAPITAL CORPORATION

Ares Capital is a leading specialty finance company that provides one-stop debt and equity financing solutions to U.S. middle market companies and power generation projects. Ares Capital originates and invests in senior secured loans, mezzanine debt and, to a lesser extent, equity investments through its national direct origination platform. Ares Capital’s investment objective is to generate both current income and capital appreciation through debt and equity investments primarily in private companies. Ares Capital has elected to be regulated as a business development company (“BDC”) and is the largest BDC by both market capitalization and total assets. Ares Capital is externally managed by a subsidiary of Ares Management Corporation (NYSE: ARES), a publicly traded, leading global alternative asset manager. For more information about Ares Capital Corporation, visit www.arescapitalcorp.com. However, the contents of such website are not and should not be deemed to be incorporated by reference herein.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results and conditions may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. Ares Capital undertakes no duty to update any forward-looking statements made herein.

INVESTOR RELATIONS

Ares Capital Corporation

Carl G. Drake or John Stilmar
888-818-5298

irarcc@aresmgmt.com